SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               Amendment No. 2 to

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  May 24, 2002
                                (Date of report)


                         WPCS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                       0-26277                     98-0204758
(State of Incorporation)   (Commission File Number)        (IRS Employer ID)



                            140 South Village Avenue
                                    Suite 20
                            Exton, Pennsylvania 19341
                    (Address of Principal Executive Offices)


                                 (610) 903-0400
              (Registrant's telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.


         On May 17, 2002, the Company entered into an Agreement and Plan of Merger with WPCS Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Subsidiary"), WPCS Holdings, Inc., a Delaware corporation ("WPCS"), and Andy Hidalgo. Pursuant to the terms of the Agreement and Plan of Merger which closed on May 24, 2002, Subsidiary acquired all of the issued and outstanding shares of capital stock of WPCS from Mr. Hidalgo in exchange for an aggregate of 5,500,000 newly issued shares of the Company's common stock (the "Acquisition"). Concurrently with the Acquisition, WPCS was merged with and into Subsidiary. As a condition to the Acquisition, the Company's director prior to the transaction was required to appoint Mr. Hidalgo as a member of the Company's Board of Directors. Stephen C. Jackson, the Company's current member of the Board of Directors, will resign effective as of the appointment of Mr. Hidalgo.

            Concurrently with the Acquisition, and as a condition thereof, a principal stockholder of the Company returned shares of the Company's common stock to the Company, without compensation. Century Capital Management Ltd. returned an aggregate of 500,000 shares of Common Stock to the Company. In addition, the Company changed its name to WPCS International Incorporation.

Voting Securities

         The Common Stock is the only class of voting securities of the Company outstanding. As of May 24, 2002, there were 9,025,632 shares outstanding and entitled to one vote per share.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock immediately after the Acquisition, by:

o each person known to beneficially own more than five percent of the Common Stock;
o each director of the Company (including proposed directors); and
o all directors and executive officers as a group.


Name and Address                                      Shares of                 Percent
of Beneficial Owner                                  Common Stock               of Class

Andy Hidalgo                                         5,500,000                  60.9%
140 South Village Avenue
Suite 20
Exton, Pennsylvania 19341

All officers and directors, after
  completion of the Acquisition (1 person)           5,500,000                  60.9%
----------------------

Appointment of New Directors

         The Agreement and Plan of Merger provides that, subject to compliance with applicable law, the Company will take all action necessary to cause Andy Hidalgo to be appointed to the Board of Directors. Set forth below is certain information with respect to Mr. Hidalgo:

         Mr. Hidalgo has been Chairman and Chief Executive Officer of WPCS, a fixed wireless services provider, responsible for the development and implementation of the company's business plan. From September 2000 until December 2001, Mr. Hidalgo was President of Wireless Professional Communication Services Incorporated, a technology distribution company. From November 1999 until September 2000, Mr. Hidalgo was Chairman and Chief Executive Officer of CommSpan Incorporated, a holding company for the communications infrastructure subsidiaries acquired from Applied Digital Solutions. From December 1997 until September 1999, Mr. Hidalgo was Senior Vice President for Applied Digital Solutions, a telecommunications company, where he was responsible for the core business group that represented five divisions, 30 subsidiaries and $200 million in annual revenue. From December 1995 until December 1997, Mr. Hidalgo was Divisional Director of Bentley Systems Incorporated, a privately held engineering software company, where he developed and implemented the sales and marketing strategies for the manufacturing market sector.


ITEM 7.  Exhibits


1. Agreement and Plan of Merger by and among Phoenix Star Ventures, Inc., WPCS Acquisition Corp., a Delaware corporation, WPCS
         Holdings, Inc., a Delaware corporation, and Andy Hidalgo, dated as of May 17, 2002 (previously filed)

2. Financial statements of WPCS Holdings, Inc., together with pro forma financial information.




                         [remainder intentionally blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         WPCS INTERNATIONAL INCORPORATED



                                                By: /s/ ANDREW HIDALGO
                                                        Andrew Hidalgo,
                                                        President and
                                                        Chief Executive Officer

Dated:   August 5, 2002

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)







                         INDEX TO PRO FORMA INFORMATION





SELECTED FINANCIAL DATA                                                                                   1

PRO FORMA CONSOLIDATED BALANCE SHEET-
 APRIL 30, 2002 (UNAUDITED)                                                                              2-3

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
 OPERATIONS - YEAR ENDED DECEMBER 31,2001 (UNAUDITED)                                                     4

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)                                                      5-6


                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)

                             SELECTED FINANCIAL DATA

                         PRO FORMA FINANCIAL STATEMENTS

          The following unaudited pro forma financial information reflects the merger of WPCS Holdings, Inc. ("Holdings") into a newly formed, wholly owned subsidiary of Phoenix Star Ventures, Inc. ("PVSI"), a public company. Pursuant to an Agreement and Plan of Merger dated May 17, 2002, the stockholders of Holdings exchanged all of their shares of stock for 5,500,000 shares of common stock of PVSI. The merger, which was consummated on May 17, 2002, will be recorded as a reverse acquisition inasmuch as the Holdings stockholders became the controlling stockholders of PVSI. As described in Note 1, in connection with the merger, PVSI changed its name to WPCS International Incorporated. (the Company). The unaudited pro forma consolidated balance sheet of the Company gives effect to the merger as if it had occurred on April 30, 2002 and the unaudited pro forma condensed consolidated statement of operations of the Company gives effect to the merger as if it had occurred on May 1, 2001.

          This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto, and has been prepared utilizing (a) the annual audited financial statements of PVSI on Form 10K-SB for the fiscal year ended April 30, 2002; and (b) the annual audited financial statements of Holdings for the period November 15, 2001 (date of inception) to April 30, 2002.

          The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the Company that actually would have occurred had the "Agreement and Plan of Merger" been consummated on the dates indicated or (ii) the results of operations of the Company that may occur or be attained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", PVSI's audited consolidated financial statements, including the notes thereto, Holdings' audited financial statements, including the notes thereto, and other historical financial information appearing elsewhere herein.

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                          PRO FORMA
                                                                                       ---------------------------------------------
                                                        Holdings            PSVI           ADJUSTMENTS                CONSOLIDATED
                                                        --------            ----           -----------                ------------

ASSETS

Current Assets
   Cash                                                     $  15,554        $   3,257                                  $   18,811

   Accounts receivable - net                                   91,183                -                                      91,183

   Inventories                                                  7,975                -                                       7,975

   Prepaid expenses and other current assets                        -            7,500                                       7,500
                                                             --------           ------     -----------                ------------


    Total current assets                                      114,712           10,757                                     125,469
                                                             --------           ------     -----------                ------------

Property and Equipment - at cost, less
  Accumulated depreciation
                                                               28,271                -                                      28,271
                                                             --------           ------     -----------                ------------

Other Assets
   Security deposits
                                                                2,242                -                                       2,242
                                                             --------           ------     -----------                ------------

    Total other assets
                                                                2,242                -                                       2,242
                                                             --------           ------     -----------                ------------

                                                       $      145,225        $  10,757                                  $  155,982
                                                             ========           ======     ===========                ============

          See the accompanying notes to pro forma financial statements

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                              PRO FORMA
                                                                                             ----------------------------------
                                                         Holdings            PSVI           ADJUSTMENTS                CONSOLIDATED


 LIABILITIES AND STOCKHOLDERS' EQUITY



 Current Liabilities
 Accounts payable                                           $  93,866      $    59,572                                   $  153,438
 Taxes payable - other than income
                                                                1,053           -                                             1,053
 Current maturities of capital lease obligation
                                                                2,077           -                                             2,077
 Advances from stockholder
                                                               20,743           32,000                                       52,743
 Income taxes payable
                                                                  200           -                                               200
                                                    ------------------     ------------     ---------------              ----------

  Total current liabilities
                                                              117,939           91,572                                      209,511
                                                    ------------------     ------------     ---------------              ----------


Noncurrent Liabilities
 Capital lease obligation - noncurrent
                                                                6,902                                                         6,902
 Deferred tax liabilities
                                                                4,150           -                                             4,150
                                                    ------------------     ------------     ---------------              ----------

  Total noncurrent liabilities
                                                               11,052           -                                            11,052
                                                    ------------------     ------------     ---------------              ----------

  Total liabilities
                                                              128,991           91,572                                      220,563
                                                    ------------------     ------------     ---------------              ----------


Stockholders' equity
 Preferred Stock:
  Series A convertible, liquidation preference of

       $250,000                                                                      1                                            1
 Common stock
                                                                3,000              103              550 (a)                     603

                                                                                                    (50)(b)

                                                                                                 (3,000)(c)
 Additional paid-in capital
                                                                2,000        2,092,164       (2,089,664)(a),(b)               4,500
                                                                                                        (c,d)
 Accumulated deficit                                           11,234       (2,173,083)       2,092,164 (d)                 (69,685)
                                                    ------------------     ------------     ---------------              ----------
  Total stockholders' equity                                   16,234          (80,815)               -                     (64,581)
                                                    ------------------     ------------     ---------------              ----------

                                                           $  145,225          $10,757                                   $  155,982
                                                    =================      ============     ===============              ==========

          See the accompanying notes to pro forma financial statements
                                                                               3

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            PRO FORMA
                                                                                                     -------------------------------
                                                               Holdings             PSVI             ADJUSTMENTS        CONSOLIDATED
                                                               --------             ----             -----------        ------------


Net sales                                                      $402,289            $      -                             $   402,289

Cost of sales                                                   267,032                   -                                 267,032
                                                      ------------------------------------------------------------------------------
Gross profit
                                                                135,257                   -                                 135,257
                                                      ------------------------------------------------------------------------------

Operating expenses
      Selling expenses
                                                                  4,857                                                       4,857
      General and administrative
                                                                111,606              89,354                                 200,960
      Depreciation and amortization
                                                                  2,570 -                                                     2,570
                                                      ------------------------------------------------------------------------------
           Total operating expenses                                                                                         208,387
                                                                119,033              89,354
                                                      ------------------------------------------------------------------------------
Loss before other income (expense)                                                                                          (73,130)
                                                                 16,224             (89,354)
                                                      ------------------------------------------------------------------------------

Other income (expense):
      Gain on settlement of debt
                                                                      -              22,652                                  22,652
      Expenses of former subsidiary
                                                                                    (17,812)                                (17,812)
      Interest expense
                                                                  (640)                   -                                    (640)
                                                      ------------------------------------------------------------------------------
      Total other income (expense)
                                                                  (640)               4,840                                   4,200
                                                      ------------------------------------------------------------------------------
Net income/(loss) before provision for income tax
                                                                 15,584             (84,514)                                (68,930)

Provision for income tax                                          4,350                   -                                   4,350
                                                      ------------------------------------------------------------------------------
Net loss attributable to common stockholders
                                                                 11,234             (84,514)                                (73,280)
                                                      ==============================================================================

Basic and diluted earnings per share of common stock                                                                    $     (0.01)
                                                                                                               =====================

Common shares used in the calculation of
  earnings per share                                                                                                      6,025,632
                                                                                                               =====================


          See the accompanying notes to pro forma financial statements

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)

               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1. Phoenix Star Ventures, Inc. ("PVSI") is a publicly held corporation whose newly formed subsidiary merged with WPCS Holdings, Inc. ("Holdings") on May 17, 2002. In connection with the merger PVSI changed its name to WPCS International Incorporated (the Company). For accounting purposes, this transaction has been treated as a reverse acquisition with the net assets of PVSI being stated at fair value in accordance with the purchase method of accounting. Accordingly, the then outstanding shares of PVSI remain outstanding commencing with the date of merger. The historical financial statements of PVSI prior to the merger will no longer be reported, as Holdings' financial statements are now considered the financial statements of the ongoing reporting entity.

Note 2. The unaudited pro forma consolidated balance sheet at April 30, 2002 presented herein has been prepared as if the merger had been consummated on April 30, 2002.

          The unaudited pro forma condensed consolidated statement of operations for the year ended April 30, 2002 presented herein has been prepared as if the merger described above had been consummated as of May 1, 2001.

          Pro forma adjustments have been made for the following:

          (a) To record the issuance of 5,500,000 shares of PVSI's common stock to the stockholders of Holdings in exchange for all of their shares;

          (b) To record the return and cancellation of 500,000 shares of PVSI's common stock by certain of its stockholders;

          (c) To record the elimination of the common stock of Holdings;

          (d) To record the elimination of PVSI's accumulated deficit by $2,092,164, limited to the additional paid-in capital.

Note 3. The statement of operations of PVSI was derived from its annual audited financial statements on Form 10K-SB for the fiscal year ended April 30, 2002.

          The statement of operations of Holdings was derived from its annual audited financial statements for the period November 15, 2001 (date of inception) to April 30, 2002.

                         WPCS INTERNATIONAL INCORPORATED
                     (FORMERLY PHOENIX STAR VENTURES, INC.)

               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)



Note 4. Net loss per common share was calculated under SFAS No. 128 "Earnings Per Share". Basic net loss per share is calculated by treating all shares of common stock issued and outstanding at May 17, 2002, net of such shares as were cancelled on May 17, 2002 (as described in Note 2(b)) as if they were outstanding for the entire period reported.

Note 5. Changes in ownership contemplated herein are expected to result in a restriction for income tax purposes on the availability of net operating loss carryforwards of approximately $2,000,000 applicable to PVSI which shall be limited annually to the value of PVSI on the date of such ownership change multiplied by the Federal long-term tax exempt rate ("annual limitation"). To the extent amounts available under this annual limitation are not used, they may be carried forward for the remainder of the 20-year period following the years in which the losses were originally incurred.

                               WPCS HOLDINGS, INC.



                          INDEX TO FINANCIAL STATEMENTS



Independent Auditor's Report                                                                                     1

Financial Statements

Balance Sheets at April 30, 2002                                                                                2-3

Statement of Earnings and Retained Earnings for the period
November 15, 2001 (date of inception) To April 30, 2002                                                          4

Statement of Cash Flows for the period November 15, 2001
 (date of inception) To April 30, 2002                                                                           5

Notes to Financial Statements                                                                                   6-9

                                LEONARD FRIEDMAN
                           Certified Public Accountant
                              385 Old Westbury Road
                           East Meadow, New York 11554
                              Tel. # (516) 735-0824
                              Fax # (516) 735-6301



                          INDEPENDENT AUDITOR'S REPORT




Board of Directors and Shareholders of
    WPCS Holdings, Inc.


I have audited the accompanying balance sheet of WPCS Holdings, Inc. as of April 30, 2002, and the related statement of earnings and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WPCS Holdings, Inc. as of April 30, 2002, and the result of their operations and their cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/LEONARD FRIEDMAN

East Meadow, New York
July 1, 2002

                                WPCS HOLDINGS, INC.
                                  BALANCE SHEETS

                                 APRIL 30, 2002

                                     ASSETS

CURRENT ASSETS
      Cash and cash equivalents                                                               $ 15,554

      Accounts receivable                                                                       91,183

      Inventory                                                                                  7,975

        TOTAL CURRENT ASSETS                                                                                        $ 114,712

PROPERTY AND EQUIPMENT  - NET                                                                                          28,271
-----------------------

OTHER ASSETS

      Security deposits                                                                          2,242

        TOTAL OTHER ASSETS                                                                                              2,242

                                                                                                                    $ 145,225



The accompanying notes are an integral part of these financial statements
                                                                               2

                                WPCS HOLDINGS, INC.
                                  BALANCE SHEETS

                                 APRIL 30, 2002

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
      Accounts payable                                                                          93,866
      Capital lease obligation - current                                                         2,077
      Taxes payable - other than on income                                                       1,053
      Income taxes payable                                                                         200
      Due to Stockholder                                                                        20,743

        TOTAL CURRENT LIABILITIES                                                                                     117,939

NONCURRENT LIABILITIES
      Capital lease obligation - noncurrent                                                      6,902
      Deferred tax liabilities                                                                   4,150

        TOTAL NONCURRENT LIABILITIES                                                                                   11,052

TOTAL LIABILITIES                                                                                                     128,991

STOCKHOLDER'S EQUITY
      Common Stock - $0.001 par value,
        20,000,000 shares authorized, 3,000,000 shares
          issued and outstanding                                                                 3,000
      Additional paid-in capital                                                                 2,000
      Retained earnings                                                                         11,234
        TOTAL STOCKHOLDER'S EQUITY                                                                                     16,234
                                                                                                                    $ 145,225

The accompanying notes are an integral part of these financial statements
                                                                               3

                                WPCS HOLDINGS, INC.

                    STATEMENT OF EARNINGS AND RETAINED EARNINGS
      FOR THE PERIOD NOVEMBER 15, 2001 (DATE OF INCEPTION) TO APRIL 30,2002

SALES                                                                                                               $ 402,289

COST OF SALES                                                                                                         267,032

GROSS PROFIT                                                                                                          135,257

OPERATING EXPENSES

      Selling expenses                                                                           4,857
      General and administrative expenses                                                      111,606
      Depreciation and amortization                                                              2,570

        TOTAL OPERATING EXPENSES                                                                                      119,033

INCOME BEFORE OTHER EXPENSE                                                                                            16,224

OTHER EXPENSE - INTEREST                                                                                                  640

NET INCOME BEFORE PROVISION FOR INCOME TAXES                                                                           15,584

      Provision for income taxes                                                                                        4,350

NET INCOME                                                                                                             11,234

RETAINED EARNINGS - BEGINNING                                                                                               -

RETAINED EARNINGS - ENDING                                                                                           $ 11,234

   The accompanying notes are an integral part of these financial statements
                                                                               4

                                WPCS HOLDINGS, INC.

                              STATEMENT OF CASH FLOWS

      FOR THE PERIOD NOVEMBER 15, 2001 (DATE OF INCEPTION) TO APRIL 30,2002

CASH FLOW FROM OPERATING ACTIVITIES :
      Net Income                                                                                                     $ 15,584
      Adjustments to reconcile net income
         to net cash provided by operating activities:
        Noncash items:
          Depreciation and amortization                                                          2,570
        (Increase)/Decrease in assets:
          Accounts receivable                                                                  (91,183)
          Inventory                                                                             (7,974)
          Security deposits                                                                     (2,242)
        Increase/(Decrease) in liabilities:
          Accounts payable                                                                      93,866
          Taxes payable - other than on income                                                   1,053
                                                                                                                       (3,910)

NET CASH PROVIDED BY OPERATING ACTIVITIES                                                                              11,674

CASH FLOWS FROM INVESTING ACTIVITIES:

      Purchase of property and equipment                                                       (20,895)

NET CASH USED IN INVESTING ACTIVITIES                                                                                 (20,895)

CASH FLOWS FROM FINANCING ACTIVITIES
      Subscription of capital stock                                                              5,000
      Loan from stockholder                                                                     20,743
      Repayment of capital lease obligations                                                      (968)

NET CASH PROVIDED BY FINANCING ACTIVITIES                                                                              24,775

INCREASE IN CASH                                                                                                       15,554

CASH AT BEGINNING OF PERIOD                                                                                                 -

CASH AT END OF PERIOD                                                                                                $ 15,554

The accompanying notes are an integral part of these financial statements

                                                                               5

                               WPCS HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

         WPCS Holdings, Inc. (the "Company") was incorporated in the State of Delaware on November 15, 2001. The Company provides complete fixed wireless solutions and various other telecommunication services to a wide spectrum of businesses and government institutions.

Use of estimates

         In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenue and expenses during the reported period. Actual results could differ from those estimates.

Accounts receivable

         The Company utilizes the allowance method for recognizing the collectibility of its accounts receivable. The allowance method recognizes bad debt expense based on reviews of the individual accounts outstanding based on the surrounding facts. As of April 30, 2002, no allowance was deemed necessary by management.

Inventory

         Inventory that consists of parts and supplies used by the company, is valued at lower of cost or market value.


Property and equipment

         Property and equipment are recorded at cost less accumulated depreciation, which is provided on the straight-line basis over the estimated useful lives of five to seven years. Expenditures for maintenance and repairs are expensed as incurred.

         A long-term lease transaction relating to certain equipment acquired by the Company has been accounted for as a capital lease in accordance with Financial Accounting Standards Board Statement No. 13. The lease obligation has been capitalized as at the beginning of the lease term, reflecting the present value of future rental payments. A corresponding amount has been capitalized as the cost of the equipment and depreciation will be charged over the five year estimated economic life of the asset when it is placed in service.

                               WPCS HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS



Revenue Recognition

         Revenue consists of sales of wireless solutions and its deployment to business houses and government institutions. Equipment sales are recognized when installation is completed. Maintenance revenues are recognized when services are provided. Prepayments for services and/or installations are deferred and recognized as revenue as installations are completed and services are provided.

Direct Cost of Revenue

         Direct cost of revenue consists primarily of cost of equipment sold, labor cost incurred on installing equipment and shipping cost incurred on equipment sold to customers.

Income Taxes

         The Company accounts for income taxes under the liability method in accordance with SFAS No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities.

Fair Value of Financial Instruments

         The carrying value of cash, accounts receivable, accounts payable and accrued expenses are a reasonable estimate of their fair value because of the short-term maturity of these instruments. The carrying value of short-term debt closely approximates its fair value based on the instruments' interest rate terms, maturity date and collateral, if any, in comparison to the Company's incremental borrowing rates of similar financial instruments.

NOTE 2 - PLANT AND EQUIPMENT

         Property and equipment consists of the following as of April 30, 2002:

                  Office Equipment                                     $ 17,718
                  Furniture and fixtures                                 13,123
                                                                     -----------
                                                                       $ 30,841

                  Less: accumulated depreciation                          2,570
                                                                     -----------
                                                                       $ 28,271
                                                                     ===========

         Fixed assets under capital lease aggregate $9,947 at April 30, 2002. The accumulated depreciation related to these assets is $829 at April 30, 2002.

                               WPCS HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS



NOTE 3 -CAPITAL LEASE OBLIGATION

         On December 1, 2001, the Company assumed a lease agreement for purchase of office equipment from one of its vendors. As of that date, the principal balance payable on the lease was $9,947 payable in 45 monthly payments of $240.09.

         Future minimum lease payments at April 30, 2002 are as follows:

               Year Ending
                April 30,                                               Amount

                  2003                                                  $2,881
                  2004                                                   2,881
                  2005                                                   2,881
                  2006                                                   2,161
                                                                        -------

         Total minimum lease payments                                   10,804

         Less: Amount representing interest                              1,825
                                                                        -------

         Present value of minimum lease payments                         8,979

         Less - Current maturities                                       2,077
                                                                        -------

         Notes Payable - long term                                      $6,902
                                                                        -------

         Interest expense on capital lease obligations for the period ended April 30, 2002 was $492.

NOTE 4 - PROVISION FOR INCOME TAX

         Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed at a rate of 15% federal and 15% state.

The only material tax effect of significant items comprising the Company's current deferred tax assets as of April 30, 2002, is the difference in depreciation per book and taxes, which amounted to approximately $18,000 as of April 30, 2002. The deferred tax liability associated with the depreciation adjustment amounted to approximately $4,150 as of April 30, 2002.

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
                               WPCS HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS



NOTE 5 - COMMITMENTS

Lease Commitments

         In November 2001, the Company entered into a lease agreement for its administrative office.

         The Company's approximate future minimum rental under non-cancelable operating lease in effect on April 30, 2002 is as follows:

                 Year ended
                 April 30,
                -----------------

                      2003                                             $ 27,253
                      2004                                               28,000
                      2005                                               15,386
                                                                    ------------
                                                                      $  70,639
                                                                    ============



NOTE - 5 - SUBSEQUENT EVENTS

         On May 17, 2002, the Company entered into an Agreement and Plan of Merger with Phoenix Star Ventures, Inc. ("Phoenix"), a publicly traded entity incorporated in the State of Delaware, WPCS Acquisition Corp. ("Subsidiary"), a wholly owned subsidiary of Phoenix and Andy Hidalgo, the sole shareholder of the company. Pursuant to the terms of the Agreement and Plan of Merger which closed on May 24, 2002, Subsidiary acquired all of the issued and outstanding shares of capital stock of the company from Mr. Hidalgo in exchange for an aggregate of 5,500,000 newly issued shares of Phoenix's common stock (the "Acquisition"). Concurrently with the Acquisition, the company was merged with and into the Subsidiary. As a condition to the Acquisition, Phoenix's director prior to the transaction was required to appoint Mr. Hidalgo as a member of its Board of Directors. Stephen C. Jackson, Phoenix's current member of the Board of Directors, will resign effective as of the appointment of Mr. Hidalgo.

         Concurrently with the Acquisition, and as a condition thereof, a principal stockholder of Phoenix returned an aggregate of 500,000 shares of its Common Stock to Phoenix. In addition, Phoenix changed its name to WPCS International Incorporated.




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